SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



 Date of Report:  June 15, 1994       Commission file number 1-1232
(Date of Earliest Event Reported)




             THE CINCINNATI GAS & ELECTRIC COMPANY
     (Exact Name of Registrant as Specified in its Charter)





Incorporated in the State                  31-0240030
       of Ohio                 (I.R.S. Employer Identification No.)






139 EAST FOURTH STREET, CINCINNATI, OHIO          45202
(Address of Principal Executive Offices)        (Zip Code)





                         513-381-2000
                (Registrant's Telephone Number)

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Item 7.   Financial Statements and Exhibits.
- - - -------   ----------------------------------

          Exhibits
          --------

          23- Consent of Independent Public Accountants for PSI Resources, Inc.

          99-   Annual Report on Form 10-K of PSI Resources, Inc.
                for the year ended December 31, 1993







                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            THE CINCINNATI GAS & ELECTRIC COMPANY
                            -------------------------------------
                                          (Registrant)




Date: June 15, 1994                   William L. Sheafer
                            -------------------------------------
                                  William L. Sheafer, Treasurer
                                           (Signature)

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